Exhibit 10.44

Confidential Materials omitted and filed separately with the

Securities and Exchange Commission .Double asterisks denote omissions.

OMB Approval 2700-0042

		1. CONTRACT ID CODE		PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1	6
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Thirteen (13)	See Block 16C.	N/A	N/A
6. ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE	N/A

Office of Acquisitions, DEA		TIB, BSP, DAIDS
National Institute of Allergy and Infectious Diseases
National Institutes of Health, DHHS
5601 Fishers Lane, Room 3D10, MSC 9821
Bethesda, MD 20892-9821

8. NAME AND ADDRESS OF CONTRACTOR (No. Street, County, State and ZIP: Code)		[ ]	9A. AMENDMENT OF SOLICITATION NO.

Argos Therapeutics, Inc. VIN # 1109171			9B. DATED (SEE ITEM 11)
4233 Technology Drive
Durham, NC 27704		X	10A. MODIFICATION OF CONTRACT/ORDER NO.
HHSN266200600019C
10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE		September 30, 2006

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

N/A

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
[ ]	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	FAR 1.602-1

D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copy to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
PURPOSE: To: (1) extend the contract for a period of 24-months, from July 31, 2016 to July 31, 2018, at no additional cost to the Government; and (2) revise Articles B.2., B.4., B.5., F.3., G.2., G.3., H.6., H.7., H.8.; (3) delete Article H.23.; and (4) revise Section K, as reflected on pages 1-6.

TOTAL OBLIGATED AMOUNT: $39,825,381.91 (Unchanged) TOTAL CONTRACT AMOUNT: $39,825,381.91 (Unchanged)
CONTRACT FUNDED THROUGH: July 31, 2018 (CHANGED) CONTRACT COMPLETION DATE: July 31, 2018 (CHANGED)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Jeff Abbey, President & CEO		Robert Corno, Contracting Officer
Office of Acquisitions, DEA, NIAID, NIH, DHHS
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
6-29-2016
_/s/ Jeff Abbey______________________		BY /s/ Robert Corno___________________	6/30/2016
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8070	30-105	STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE	Computer Generated	Prescribed by GSA
FAR (48 CFR) 53.243

Argos Therapeutics, Inc.
Contract No. HHSN266200600019C	SPECIAL PROVISIONS	Page 2 of 6
Modification No. 13

BEGINNING WITH THE EFFECTIVE DATE OF THIS MODIFICATION, THE GOVERNMENT AND THE CONTRACTOR MUTUALLY AGREE AS FOLLOWS:

B.2. ESTIMATED COST – OPTION, paragraph d., is hereby revised to reflect the revised period of performance under Option 1, which shall read as follows:

d.	If the Government exercises its options pursuant to the OPTION PROVISION Article in SECTION H of this contract, the Government's total estimated contract amount, represented by the sum of the estimated cost plus fixed fee, will be increased as follows:

	Period of Performance	Estimated Cost	Fixed Fee	Estimated CPFF
Base	09/30/2006-06/30/2010	[**]	[**]	[**]
Option 1 – Autologous Vaccine and Clinical Trial	07/01/2010-07/31/2018	[**]	[**]	[**]
Total Base Plus Option 1		$38,430,282.91	$1,395,099	$39,825,381.91

ARTICLE B.4. PROVISIONS APPLICABLE TO DIRECT COSTS, paragraph b., is revised to reflect the revised period of performance under Option 1, which shall read as follows:

b. Travel Costs

1.      Domestic Travel

Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed the total amount $[**] during the Base Period (9/30/2006 – 6/30/2010), without the prior written approval of the Contracting Officer.

If the Government exercises its Options pursuant to the OPTION PROVISION Article in SECTION H of this contract, the Government’s total estimated amount for domestic travel shall not exceed the amounts indicated below:

	Period of Performance	Total Cost Not to Exceed
Option 1	07/01/2010-07/31/2018	[**]
Total Base Plus Option 1		[**]

Argos Therapeutics, Inc.
Contract No. HHSN266200600019C	SPECIAL PROVISIONS	Page 3 of 6
Modification No. 13

ARTICLE B.5. ADVANCE UNDERSTANDINGS, paragraph c. and paragraph i., item 2., are hereby revised to reflect the revised period of performance under Option 1, which shall read as follows:

c.	Consultants

(1) Consultant fees to be paid to the members of the External Advisory Board are authorized as indicated below:

Option	Period of Performance	Total Cost, Excluding Travel, Not to Exceed
Base	09/30/2006-06/30/2010	[**]
Option 1	07/01/2010-07/31/2018	[**]
Total Base Plus Option		[**]

(2) Consultant fees to be paid to [**] are authorized as indicated below:

Option	Period of Performance	Total Cost, Excluding Travel, Not to Exceed
Base	09/30/2006-06/30/2010	[**]
Option 1	07/01/2010-07/31/2018	[**]
Total Base Plus Option		[**]

(3) Consultant fees to be paid to [**] Medical Services are authorized as indicated below:

Option	Period of Performance	Total Cost, Excluding Travel, Not to Exceed
Base	09/30/2006-06/30/2010	[**]
Option 1	07/01/2010-07/31/2018	[**]
Total Base Plus Option		[**]

i.	Cost Sharing

2. The Government shall provide monies in amounts not to exceed those listed under Government’s Share, during the Base and Option 1, in the table below. The Contractor’s share is estimated at the amount(s) listed under Contractor’s Share, during the Base and Option 1, in the table below. The table below provides a breakout of cost sharing under the contract, during the Base and Option 1, as follows:

	Period of Performance	Total Cost	Government’s Share	Contractor’s Share
Base	09/30/2006-06/30/2010	[**]	[**]	[**]
Option 1 – Autologous Vaccine and Clinical Trial	07/01/2010-03/31/2018	[**]	[**]	[**]
Total Base Plus Option		$40,334,480.91	$39,825,381.91	$509,099.00

Argos Therapeutics, Inc.
Contract No. HHSN266200600019C	SPECIAL PROVISIONS	Page 4 of 6
Modification No. 13

ARTICLE F.3. OPTION PERIODS, is hereby revised to reflect the revised period of performance under Option 1, and shall read as follows:

If the Government exercises its options pursuant to the OPTIONS PROVISION Article in SECTION H of this contract, the completion date of the contract will be extended as follows:

Option	Period of Performance
Base	09/30/2006-06/30/2010
Option 1	07/01/2010-07/31/2018

ARTICLE G.2. KEY PERSONNEL, HHSAR 352.242-70 (January 2006), is hereby revised to include the updated HHSAR reference/language, and shall read as follows:

ARTICLE G.2. KEY PERSONNEL, HHSAR 352.237-75 (December 2015)

The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to the contractor voluntarily diverting any of the specified individuals to other programs or contracts the Contractor shall notify the Contracting Officer and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify the proposed replacement and provide an explanation of how the replacement's skills, experience, and credentials meet or exceed the requirements of the contract (including, when applicable, Human Subjects Testing requirements). If the employee of the contractor is terminated for cause or separates from the contractor voluntarily with less than thirty days notice, the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel without the written consent of the Contracting Officer. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties.

(End of Clause)

The following individuals are considered to be essential to the work being performed hereunder:

Name	Title
[**]	Principal Investigator

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT, paragraph g., is hereby revised to reflect the revised period of performance under Option 1, which shall read as follows:

g.	Payments shall be made from the following PRISM/NBS Line Item Numbers. The table below sets forth the specific line item numbers to be designated on invoices.

Line Item No.	Option Description	Line Item Period of Performance	Funded Amount
8.	Option 1	July 1, 2010 – July 31, 2018	$5,415,284
9.	Option 1	July 1, 2010 – July 31, 2018	$505,050

NOTE: When additional funding is provided by exercise of an Option, new line item numbers, including the line item descriptions, line item periods of performance, and funded amounts will be added to the above table in a subsequent modification.

Argos Therapeutics, Inc.
Contract No. HHSN266200600019C	SPECIAL PROVISIONS	Page 5 of 6
Modification No. 13

ARTICLE H.6. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH and ARTICLE H.23. RESTRICTION ON ABORTIONS, are hereby deleted in their entirety and replaced with the following:

ARTICLE H.6. CONTINUED BAN ON FUNDING ABORTION AND CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH, HHSAR 352.270-13 (December 2015)

a.	The Contractor shall not use any funds obligated under this contract for any abortion.
b.	The Contractor shall not use any funds obligated under this contract for the following:
	1.	The creation of a human embryo or embryos for research purposes; or
	2.	Research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury of death greater than that allowed for research on fetuses in utero under 45 CFR part 46 and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)).
c.	The term “human embryo or embryos'' includes any organism, not protected as a human subject under 45 CFR part 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes of human diploid cells.
d.	The Contractor shall not use any Federal funds for the cloning of human beings.

  (End of clause)

ARTICLE H.7. NEEDLE DISTRIBUTION, is hereby deleted in its entirety and replaced with the following:

ARTICLE H.7. NEEDLE EXCHANGE, HHSAR 352.270-12 (December 2015)

The Contractor shall not use any funds obligated under this contract to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

(End of clause)

ARTICLE H.8. PRIVACY ACT, is hereby revised to include the updated HHSAR reference/language, and shall read as follows:

ARTICLE H.8. PRIVACY ACT, HHSAR 352.224-70 (December 2015)

This contract requires the Contractor to perform one or more of the following: (a) Design; (b) develop; or (c) operate a Federal agency system of records to accomplish an agency function in accordance with the Privacy Act of 1974 (Act) (5 U.S.C. 552a(m)(1)) and applicable agency regulations.  The term "system of records" means a group of any records under the control of any agency from which information is retrieved by the name of the individual or by some identifying number, symbol, or other identifying particular assigned to the individual.  Violations of the Act by the Contractor and/or its employees may result in the imposition of criminal penalties (5 U.S.C. 552a(i)).  The Contractor shall ensure that each of its employees knows the prescribed rules of conduct in CFR 45 part 5b and that each employee is aware that he/she is subject to criminal penalties for violation of the Act to the same extent as Department of Health and Human Services employees.  These provisions also apply to all subcontracts the Contractor awards under this contract which require the design, development or operation of the designated system(s) of records [5 U.S.C. 552a(m)(1)].  The contract work statement: (a) identifies the system(s) of records and the design, development, or operation work the Contractor is to perform; and (b) specifies the disposition to be made of such records upon completion of contract performance.

(End of clause)

Argos Therapeutics, Inc.
Contract No. HHSN266200600019C	SPECIAL PROVISIONS	Page 6 of 6
Modification No. 13

45 CFR Part 5b contains additional information which includes the rules of conduct and other Privacy Act requirements and can be found at: http://www.access.gpo.gov/nara/cfr/waisidx_06/45cfr5b_06.html.

The Privacy Act System of Records applicable to this project is Number 09-25-0200. This document is available at: http://oma.od.nih.gov/public/MS/privacy/PAfiles/read02systems.htm.

SECTION K – REPRESENTATIONS & CERTIFICATIONS, item 1., is hereby revised to incorporate the latest FAR Clause reference and language, and to read as follows:

FAR Clause 52.204-19 Incorporation by Reference of Representations and Certifications (December 2014).

The Contractor's representations and certifications, including those completed electronically via the System for Award Management (SAM), are incorporated by reference into the contract.

(End of clause)

All other terms and conditions to the contract remain unchanged.

END OF MODIFICATION NO. 13, CONTRACT NO. HHSN266200600019C